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                                                                   EXHIBIT 10.24

                                                                  EXECUTION COPY

                             AMENDMENT NUMBER ONE TO
                      SERIES 2002-A SUPPLEMENT AND CONSENT

     THIS AMENDMENT NUMBER ONE TO SERIES 2002-A SUPPLEMENT AND CONSENT, dated as of December 10, 2002 (herein called this "AMENDMENT & CONSENT"), is entered into among GRUPO TMM, S.A. ("TMM"), as a Seller, Sellers' Representative, Guarantor and Servicer, those certain wholly-owned subsidiaries of TMM which are signatories to this Supplement (each a "SELLER" and together with TMM, collectively, the "SELLERS"), The Bank of New York, a New York banking corporation, as Trustee (the "TRUSTEE"), and the financial institution party hereto, as purchaser (the "PURCHASER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Trustee, on the one hand, and TMM and each other Seller, on the other hand, have previously entered into that certain Amended and Restated Master Trust Agreement, dated as of October 25, 2002 (the "ORIGINAL MTA");

     WHEREAS, the Trustee, TMM, each other Seller and Citibank, N.A., in its capacity as purchaser (the "2001 PURCHASER") have previously entered into that certain Amended and Restated Series 2001-A Supplement, dated as of October 25, 2002 (the "ORIGINAL 2001 SUPPLEMENT");

     WHEREAS, the Trustee, TMM, each other Seller and the Purchaser have previously entered into that certain Series 2002-A Supplement, dated as of October 25, 2002 (the "2002 SUPPLEMENT" and together with this Amendment & Consent, the "AMENDED 2002 SUPPLEMENT");

     WHEREAS, the Sellers and the Trustee are entering into that certain Second Amended and Restated Master Trust Agreement, dated as of December 10, 2002 (the "AMENDED MTA"); and

     WHEREAS, the Sellers, the Trustee and the 2001 Purchaser are entering into that certain Second Amended and Restated Series 2001-A Supplement, dated as of December 10, 2002 (the "AMENDED 2001 SUPPLEMENT").

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Sellers, the Trustee and the Purchaser hereby agree as follows:

     SECTION 1. AMENDMENTS.

          (a) Each reference in the 2002 Supplement to the "Master Trust Agreement" shall be deemed to refer to the Amended MTA.

          (b) Each reference in the 2002 Supplement to the "Series 2002-A Supplement" shall be deemed to refer to the Amended 2002 Supplement.

          (c) The following definitions are hereby added to Section 1.1 of the 2002 Supplement in correct alphabetical order of such Section:

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          "ADDITIONAL PREPAYMENT PROCEEDS" shall have the meaning specified in the Series 2001-A Supplement.

          "ADDITIONAL SERIES 2001-A FULL REPURCHASE AMOUNT" shall have the meaning specified in the Series 2001-A Supplement.

          "SERIES 2001-A SUPPLEMENT" shall mean that certain Second Amended and Restated Series 2001-A Supplement, dated as of December 10, 2002, among TMM, each other Seller, the Trustee and Citibank, N.A. as purchaser and Series 2001-A Certificateholder.

          (d) Section 7.2 of the 2002 Supplement is hereby amended and restated in its entirety to read as follows:

          "Section 7.2 RECEIPT OF CERTAIN PAYMENT AND PROCEEDS BY SERIES 2002-A CERTIFICATEHOLDERS FOR THE BENEFIT OF THE SERIES 2001-A CERTIFICATEHOLDER; OTHER AGREEMENTS.

          If a Series 2002-A Certificateholder receives from TMM or the Trustee either any TMM Prepayment Proceeds or, prior to the Series 2001-A Repayment Date, any payment pursuant to Section 3.1(a) hereof, such Person shall be deemed to hold such TMM Prepayment Proceeds or payment in trust for the benefit of the Series 2001-A Certificateholders and shall immediately remit such TMM Prepayment Proceeds or payment to the Trustee, and the Trustee shall cause the Paying Agent to allocate and distribute such amounts pursuant to the terms of the Master Trust Agreement and Series 2001-A Supplement in reduction of the Series 2001-A Certificate Balance and any other amounts owed to the Series 2001-A Certificateholders. Any Multimodal Prepayment Proceeds or Port Shares Prepayment Proceeds paid by TMM directly to a Series 2002-A Certificateholder instead of to the Trustee shall be paid over by such Certificateholder to the Trustee for application pursuant to Section 4.3 of the Master Trust Agreement. The Series 2002-A Certificateholders hereby agree to comply with the obligations in respect of such Certificateholders set forth to Section 8.1(d) of the Master Trust Agreement."

          (e) Section 10.6 of the 2002 Supplement is hereby amended as follows:

                (i) by amending and restating subsection (ii) of the third sentence of Section 10.6 to read as follows: "(ii) [Intentionally Omitted],".

                (ii) by amending and restating subsection (iv) of the third sentence of Section 10.6 to read as follows: "(iv) satisfaction of the covenant set forth at Section 7.1(e) of the Series 2001-A Supplement,".

                (iii) by amending and restating subsection (vi) of the third sentence of Section 10.6 to read as follows: "(vi) amendments to the other Transaction Documents as the Series 2002-A Certificateholders deem necessary to implement the Put Option Exchange Transaction, including without limitation modifications to Section 4.3 and Section 8.1(d) of the Master Trust Agreement to cause such sections to be applicable to the option and put arrangements relating to the Port Shares and to cause the control

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     sharing procedures set forth in Sections 8.1(d)(ii) and (iii) of the Master
     Trust Agreement also to be applicable to such option and put arrangements."

     SECTION 2. ISSUANCE OF NEW SERIES 2002-A CERTIFICATE. In connection with the Amended 2002 Supplement, the Trustee agrees to issue a new Series 2002-A Certificate to Maple in exchange for the Series 2002-A Certificate issued pursuant to the terms of the 2002 Supplement and Original MTA. The new Series 2002-A Certificate shall be in the face amount of U.S.$35,000,000 and shall contain references therein to the Amended MTA and Amended 2002 Supplement instead of the 2002 Supplement and Original MTA, respectively.

     SECTION 3. MAPLE CONSENT. Evidenced by its signature set forth below, Maple Trade Finance Corp. hereby consents to the issuance by the Trustee on behalf of the Trust, of Series 2001-A Certificate No. 2 in the original face amount of U.S.$35,000,000 and the execution of, and each other amendment contained in or contemplated by, the Amendment Documents or Transaction Documents.

     SECTION 4. EFFECTIVENESS. The effectiveness of this Amendment & Consent is conditioned upon receipt by the Trustee of (i) this Amendment & Consent duly executed by the parties hereto and (ii) each of the other Amendment Documents (as such term is defined in the Amended MTA), duly executed by the parties thereto.

     SECTION 5. REAFFIRMATION. Except as expressly amended by this Amendment & Consent, the remaining terms, conditions and provisions of the Original 2002 Supplement shall be and remain in full force and effect. Each party hereto hereby reaffirms and confirms the Original 2002 Supplement, as amended by this Amendment & Consent.

     SECTION 6. GOVERNING LAW. This Amendment & Consent shall be governed and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 7. COUNTERPARTS. This Amendment and Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment & Consent by signing one or more counterparts.

     SECTION 8. SUCCESSORS AND ASSIGNS. This Amendment & Consent shall be binding upon each party hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment & Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        THE BANK OF NEW YORK, not in its
                                        individual capacity but solely as
                                        Trustee of the Logistics Trust 2000-A,
                                        Paying Agent, Transfer Agent and
                                        Registrar


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                                                  EXECUTION COPY

                                        GRUPO TMM, S.A.,
                                        as Seller, Sellers' Representative,
                                        Servicer, and Guarantor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                                                  EXECUTION COPY

                                        TMM LOGISTICS, S.A. de C.V.,
                                        as Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                                                  EXECUTION COPY

                                        NAVIERA DEL PACIFICO, S.A. de C.V.,
                                        as Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        MAPLE TRADE FINANCE CORP.,
                                        a Delaware corporation, as Purchaser

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------